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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                   FORM 8-K




                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




              Date of Report (Date of earliest event reported):
                               November 6, 1997



                               PERRIGO COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)






     MICHIGAN                       0-19725                      38-2799573
------------------               --------------               -----------------
 (State or other                  (Commission                  (I.R.S. Employer
 Jurisdiction of                  File Number)                  Identification
 Incorporation)                                                     Number)




117 Water Street, Allegan, Michigan                                 49010
-----------------------------------------                        ------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:
(616) 673-8451
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      ITEM 5.   Other Events


      Perrigo Company announced at its Annual Shareholders' Meeting that Christopher J. Coughlin was elected by shareholders to the Board of Directors for a three-year term expiring November, 2000. With the appointment of Mr. Coughlin and the retirement of William C. Swaney, Board membership continues to consist of nine directors.

      Mr. Coughlin has been President of Nabisco International, the international manufacturing and marketing unit of Nabisco, Inc., since February, 1997 and served as Executive Vice President and Chief Financial Officer of Nabisco from April, 1996 to February, 1997.







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                                  SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PERRIGO COMPANY
                                                (Registrant)



                                           By:  /s/Thomas J. Ross
                                               ---------------------------------
Dated: Nov. 6, 1997                            Thomas J. Ross
                                               Vice President-Finance